UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 3, 2024 (May 1, 2024)
Commission File Number 1-3671
GENERAL DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			13-1673581
State or other jurisdiction of incorporation or organization			I.R.S. Employer Identification No.

11011 Sunset Hills Road	Reston,	Virginia	20190
Address of principal executive offices			Zip code

(703) 876-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The results of voting on Proposals 1 through 4, as numbered in General Dynamics Corporation’s (the “Company”) 2024 Proxy Statement submitted to the Company’s shareholders for consideration at the Annual Meeting of Shareholders held on May 1, 2024, are set forth below.

Proposal 1. In an uncontested election, each of the following nominees was elected to the Board of Directors (the “Board”) of the Company.

	For	Against	Abstain	Broker Non-Votes
Richard D. Clarke	215,990,703	3,791,425	221,488	25,088,537
Rudy F. deLeon	216,167,054	3,420,030	416,532	25,088,537
Cecil D. Haney	196,566,017	23,210,633	226,966	25,088,537
Charles W. Hooper	218,032,563	1,748,963	222,090	25,088,537
Mark M. Malcolm	218,223,542	1,356,124	423,950	25,088,537
James N. Mattis	215,257,064	4,526,611	219,941	25,088,537
Phebe N. Novakovic	211,984,672	7,814,982	203,962	25,088,537
C. Howard Nye	215,905,448	3,866,393	231,775	25,088,537
Catherine B. Reynolds	217,242,989	2,318,256	442,371	25,088,537
Laura J. Schumacher	213,559,328	6,239,124	205,164	25,088,537
Robert K. Steel	215,991,184	3,778,863	233,569	25,088,537
John G. Stratton	202,232,208	17,535,393	236,015	25,088,537
Peter A. Wall	215,007,413	4,764,647	231,556	25,088,537

Proposal 2. Shareholders approved, on an advisory basis, the selection of KPMG LLP as the Company’s independent auditor for 2024.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve KPMG as Independent Auditor	237,905,657	6,951,869	234,627	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers (“NEOs”), as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2024 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, accompanying footnotes and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	210,546,455	8,966,442	490,719	25,088,537

Proposal 4. Shareholders rejected a shareholder proposal requesting that the Board adopt a policy to seek shareholder approval of new or renewed pay packages for NEOs that provide for golden parachute payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal regarding a Vote on Excessive Golden Parachutes	7,814,766	211,571,501	617,349	25,088,537

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 3, 2024

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